UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2008

                              CONCORD CAMERA CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)

          New Jersey                    0-17038                  13-3152196
          ----------                    -------                  ----------
       (State or other                (Commission               (IRS Employer
jurisdiction of incorporation)        File Number)           Identification No.)


         4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
                              --------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

      On June 24, 2008, the Terms of Employment, as amended ("TOE"), between Concord Camera Corp. (the "Company") and Gerald J. Angeli, the Company's Senior Vice President and Director of Operations, was terminated without cause effective July 1, 2008.

      Pursuant to the terms of his TOE, Mr. Angeli will receive (i) a payment equal to up to twelve months' of his base salary and automobile allowance and
(ii) reimbursement by the Company of premiums for the one year post-employment period for (a) COBRA continuation coverage under the Company's insurance policies or (b) comparable medical, dental and vision insurance coverages if COBRA continuation under the Company's insurance policies is not available for any portion of the one year post-employment period.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.(b)

      The employment of Gerald J. Angeli, the Company's Senior Vice President and Director of Operations, was terminated on June 24, 2008. See Item 1.02 above for additional information.

(e) On June 24, 2008, the Company and Blaine A. Robinson, the Company's Vice President - Finance, Treasurer and Assistant Secretary, entered into Amendment No. 5 to Mr. Robinson's TOE, the Company and Scott L. Lampert, the Company's Vice President, General Counsel and Secretary, entered into Amendment No. 3 to Mr. Lampert's TOE, the Company and Mr. Angeli entered into Amendment No. 7 to Mr. Angeli's TOE, and the Company and Urs W. Stampfli, the Company's Senior Vice President and Director of Global Sales and Marketing, entered into Amendment No. 7 to Mr. Stampfli's TOE (each, an "Amendment" and collectively, the "Amendments"). Each Amendment modifies the applicable TOE to provide for (i) the reimbursement by the Company of premiums for the one year post-employment period for (a) COBRA continuation coverage under the Company's insurance policies or
(b) comparable medical, dental and vision insurance coverages if COBRA continuation under the Company's insurance policies is not available for any portion of the one year post-employment period and (ii) compliance with Section 409A of the Internal Revenue Code of 1986, as amended. Additionally, the Amendment to Mr. Stampfli's TOE clarifies Mr. Stampfli's entitlement to one (1) year post-employment compensation if Mr. Stampfli terminates his employment with the Company, upon thirty (30) days written notice, after the end of any calendar month during the Term or after the end of the Term. Additionally, the Amendment to Mr. Angeli's TOE provides for the payment of his automobile allowance as part of his one year post-employment severance payments.

      A copy of each Amendment is attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference. In case of any inconsistency between the discussion of the terms of the Amendments provided herein and the provisions of the Amendments, the provisions thereof shall govern.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit   Description
No.       of Exhibit
---       ----------

10.1 Amendment No. 5 to Terms of Employment of Blaine A. Robinson with Concord Camera Corp., effective June 24, 2008

10.2 Amendment No. 3 to Terms of Employment of Scott L. Lampert with Concord Camera Corp., effective June 24, 2008

10.3 Amendment No. 7 to Terms of Employment of Gerald J. Angeli with Concord Camera Corp., effective June 24, 2008

10.4 Amendment No. 7 to Terms of Employment of Urs W. Stampfli with Concord Camera Corp., effective June 24, 2008


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CONCORD CAMERA CORP.

Date:  June 30, 2008                By: /s/ Scott L. Lampert
                                        ----------------------------------------
                                        Scott L. Lampert, Vice President,
                                        General Counsel and Secretary